PerfectEnergy

PERFECTENERGY INTERNATIONAL LIMITED
Address: 479 YouDong Road, Xinzhuang Town
Minhang District, Shanghai 201100
Tel: +86 21 5488 0958
Fax: +86 21 5488 8364
Web: www.perfectenergy.com.cn

PERFECTENERGY INTERNATIONAL LIMITED
SALARY ADJUSTMENT LETTER

1 March, 2009

Dear Ms. Diping Zhou,

We're pleased to inform you that with effective from March 2009, your base salary has been adjusted to RMB48,000 per month.

Thanks for your contribution to the Company.

Jack Wennan Li, Chief Executive Officer